SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2002

PILLOWTEX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49835 (Commission File Number)	75-2147728 (I.R.S. Employer Identification No.)

One Lake Circle Drive Kannapolis, North Carolina (Address of Principal Executive Offices)	28081 (Zip Code)

Registrant’s telephone number, including area code: 704-939-2000

(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure

On August 13, 2002, in connection with the filing by Pillowtex Corporation, a Delaware corporation (the “Company”), of its Quarterly Report on Form 10-Q for the period ending June 29, 2002 (the “Report”), the Company delivered to the Securities and Exchange Commission as attachments to its transmittal letter relating to the Report, certifications by David A. Perdue, the Company’s Chief Executive Officer, and Michael R. Harmon, the Company’s Chief Financial Officer, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of the certifications is as follows:

CERTIFICATION PURSUANT TO
18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

August 13, 2002

In connection with the Quarterly Report on Form 10-Q by Pillowtex Corporation, a Delaware corporation (the “Company”), for the period ending June 29, 2002 (the “Report”), as filed on the date hereof with the Securities and Exchange Commission, the undersigned, David A. Perdue, Chief Executive Officer of the Company, does hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the date first above written.

/s/ DAVID A. PERDUE
David A. Perdue Chief Executive Officer

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CERTIFICATION PURSUANT TO
18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

August 13, 2002

In connection with the Quarterly Report on Form 10-Q by Pillowtex Corporation, a Delaware corporation (the “Company”), for the period ending June 29, 2002 (the “Report”), as filed on the date hereof with the Securities and Exchange Commission, the undersigned, Michael R. Harmon, Chief Financial Officer of the Company, does hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the date first above written.

/s/ MICHAEL R. HARMON
Michael R. Harmon Chief Financial Officer

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PILLOWTEX CORPORATION

By:	/s/ JOHN F. STERLING
John F. Sterling Vice President and General Counsel

Date:    August 13, 2002

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